SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4100

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 27, 2005


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 27, 2005


                             Payment Date: 01/27/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       170,772,330.08    6.000000%     1,830,101.85    853,861.65    2,683,963.50       0.00       0.00
                        1PO         6,300,002.94    0.000000%        40,470.74          0.00       40,470.74       0.00       0.00
                        2A1        20,496,885.58    5.000000%        80,363.67     85,403.69      165,767.36       0.00       0.00
                        2PO           139,626.30    0.000000%           642.48          0.00          642.48       0.00       0.00
                        3A1        64,546,875.70    6.000000%     3,191,454.92    322,734.38    3,514,189.30       0.00       0.00
                        3PO         1,681,193.50    0.000000%         1,436.72          0.00        1,436.72       0.00       0.00
Residual                AR                  0.00    6.000000%             0.00          0.01            0.01       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,621,700.31    5.922217%        63,161.80     32,679.29       95,841.10       0.00       0.00
                        B2          2,817,319.69    5.922217%        26,873.31     13,903.98       40,777.29       0.00       0.00
                        B3          1,690,391.81    5.922217%        16,123.98      8,342.39       24,466.37       0.00       0.00
                        B4          1,549,525.83    5.922217%        14,780.32      7,647.19       22,427.51       0.00       0.00
                        B5          1,267,793.86    5.922217%        12,092.99      6,256.79       18,349.78       0.00       0.00
                        B6            845,635.28    5.922217%         8,066.18      4,173.36       12,239.55       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        278,729,280.88     -            5,285,568.98  1,335,002.74    6,620,571.72     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       168,942,228.23              0.00
                                1PO         6,259,532.19              0.00
                                2A1        20,416,521.91              0.00
                                2PO           138,983.82              0.00
                                3A1        61,355,420.78              0.00
                                3PO         1,679,756.78              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          6,558,538.51              0.00
                                B2          2,790,446.38              0.00
                                B3          1,674,267.83              0.00
                                B4          1,534,745.51              0.00
                                B5          1,255,700.87              0.00
                                B6            837,569.09              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        273,443,711.90     -
--------------------------------------------------------------------------------

                             Payment Date: 01/27/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   170,772,330.08     6.000000% 32051GDA0    10.535810      4.915641    972.592461
                           1PO     6,300,002.94     0.000000% 32051GDB8     6.355964      0.000000    983.064768
                           2A1    20,496,885.58     5.000000% 32051GDD4     3.880616      4.123989    985.876764
                           2PO       139,626.30     0.000000% 32051GDE2     4.582000      0.000000    991.191065
                           3A1    64,546,875.70     6.000000% 32051GDF9    49.401033      4.995656    949.730210
                           3PO     1,681,193.50     0.000000% 32051GDG7     0.853812      0.000000    998.240809
Residual                   AR              0.00     6.000000% 32051GDC6     0.000000      0.078529      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,621,700.31     5.922217% 32051GDH5     9.529542      4.930491    989.519992
                           B2      2,817,319.69     5.922217% 32051GDJ1     9.529542      4.930491    989.519992
                           B3      1,690,391.81     5.922217% 32051GDK8     9.529542      4.930491    989.519992
                           B4      1,549,525.83     5.922217% 32051GDL6     9.529542      4.930491    989.519992
                           B5      1,267,793.86     5.922217% 32051GDM4     9.529542      4.930491    989.519992
                           B6        845,635.28     5.922217% 32051GDN2     9.529542      4.930491    989.519992
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     278,729,280.88       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       185,165,400.60    21,701,979.71    66,576,331.59
Loan count                   1229              141              122
Avg loan rate           6.344222%        5.761244%        6.439607%
Prepay amount        1,732,942.80         7,201.68       918,813.24

                          Total
                          -----
Prin balance       273,443,711.90
Loan count                   1492
Avg loan rate                6.32
Prepay amount        2,658,957.72

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        56,401.44         6,699.53        21,420.56
Sub servicer fees       26,702.62         7,594.39        12,169.26
Trustee fees               935.22           108.94           349.49


Agg advances                  N/A              N/A              N/A
Adv this period         14,822.73         1,612.56         2,490.49

                          Total
                          -----
Master serv fees        84,521.53
Sub servicer fees       46,466.28
Trustee fees             1,393.65


Agg advances                  N/A
Adv this period         18,925.78

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.740887%           100.000000%            263,936,914.10
   -----------------------------------------------------------------------------
   Junior            5.259113%             0.000000%             14,651,268.19
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          19                 2,995,448.68
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                19                 2,995,448.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,620,571.72          6,620,571.72
Principal remittance amount            5,285,568.98          5,285,568.98
Interest remittance amount             1,335,002.74          1,335,002.74